UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7078 Shady Oak Road
 Eden Prairie, Minnesota, 55344
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (952) 820-2518

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	STKL	The Nasdaq Stock Market LLC
Common Shares	SOY	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b 2 of the Securities Exchange Act of 1934 (17 CFR §240.12b 2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

SunOpta Inc. (the "Company") held an Annual and Special Meeting of Shareholders on May 26, 2022 (the "Meeting").  The matters voted upon at the Meeting included: (1) the election of eight directors of the Company for the ensuing year; (2) the appointment of Ernst & Young LLP as the independent registered public accounting firm and auditor of the Company for the ensuing year and to authorize the Audit Committee of the Company to fix their remuneration; (3) a non-binding, advisory resolution to approve the compensation of the Company's named executive officers; (4) a proposal to reconfirm the Company's Amended and Restated Shareholder Rights Plan; and (5) a proposal to amend the articles of incorporation of the Company to authorize the Company to hold shareholders' meetings in the Minneapolis/St. Paul metropolitan area of Minnesota.

Our scrutineer reported the vote of the shareholders as follows:

1. Election of Directors

Director Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Dr. Albert Bolles	44,979,123	19,597,224	66,013	13,999,101
Joseph Ennen	62,916,769	1,238,128	487,463	13,999,101
Rebecca Fisher	62,722,128	1,882,628	37,604	13,999,101
R. Dean Hollis	61,822,910	2,794,968	24,482	13,999,101
Katrina Houde	62,446,597	1,938,639	257,124	13,999,101
Leslie Starr Keating	62,759,254	1,858,832	24,274	13,999,101
Kenneth Kempf	63,288,192	1,330,683	23,485	13,999,101
Mahes Wickramasinghe	63,804,740	350,546	487,074	13,999,101

2.  Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,738,160	386,092	517,209	-

3.  Advisory Resolution Regarding the Compensation of the Company's Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,805,542	743,961	92,857	13,999,101

4.  Reconfirmation of the Company's Amended and Restated Shareholder Rights Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,178,507	388,953	74,900	13,999,101

5.  Amendment to the Articles of Incorporation

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,207,695	270,061	164,604	13,999,101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Jill Barnett

Jill Barnett
Chief Administrative Officer

Date	May 31, 2022